Ex 10.28

RESTRICTED STOCK UNIT GRANT NOTICE
UNDER THE
MEDLEY MANAGEMENT INC.
2014 OMNIBUS INCENTIVE PLAN

Medley Management Inc. (the “Company”), pursuant to its 2014 Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of Restricted Stock Units set forth below.  The Restricted Stock Units are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. For the avoidance of doubt, the Restricted Stock Units granted herein are in addition to any Restricted Stock Units previously granted to the Participant pursuant to a Restricted Stock Unit Grant Notice under the Medley Management Inc. 2014 Omnibus Incentive Plan between the Company and the Participant.

Participant:                                       [ Name ]

Date of Grant:                                   [ Date ]

Number of Restricted Stock Units: [ Number ]

Vesting Schedule:      Provided the Participant has not undergone a termination from Service on or prior to each applicable vesting date (or event): Participant shall fully vest in such Participant’s Restricted Stock Units upon (i) termination of Service without “Cause” (as defined below) in connection with a Change in Control (as defined in the Plan), or (ii) provided the Participant has not undergone a termination from Service prior thereto, upon (a) the occurrence of a Change in Control, or (b) death or Disability (as defined in the Plan) of the Participant.  As used herein, “Service” means services rendered to the Company, Medley LLC and/or their respective Affiliates by the Participant as a service provider, employee, independent contractor or member of Medley LLC.

Shares of Common Stock issued in settlement of vested Restricted Stock Units hereunder shall not be subject to additional restrictions on sale or transfer under Section 3 of the Restricted Stock Unit Agreement, but shall be subject to any restrictions imposed by applicable securities laws and regulations.

Cause:                                                Notwithstanding the definition of “Cause” in the Plan, with respect to Participant and this Restricted Stock Unit Grant Notice and the Restricted Stock Unit Agreement (together, the “Agreement”), “Cause” shall mean any of the following:

A.	The Participant’s fraud or embezzlement;

B.

The Participant’s conviction for, or the entering of a plea of guilty or nolo contendere by the Participant to, a financial crime that constitutes a felony (or any state-law equivalent) or that involves moral turpitude; or

C.

The Participant’s conviction for any other criminal act that has a material adverse effect on the property, operations, business or reputation of the Company, Medley Management or any of their Affiliates.

The Company shall bear the burden of proof in any legal proceeding with respect to any determination for Cause.

Restrictive Covenants:                      The Participant has entered into a Confidentiality, Non-Interference, and Invention Assignment Agreement with the Company (the “Restrictive Covenants Agreement”). It is an express condition to the grant of Restricted Stock Units pursuant to this Grant Notice that the Participant remain subject to such Restrictive Covenants Agreement.

Restrictions on Transfers:                Notwithstanding any agreements to the contrary, as permitted by the Plan and subject to such rules as the Committee may adopt, the Restricted Stock Unit Awards covered by this Restricted Stock Unit Grant Notice are transferrable by a Participant, without consideration, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes;

Successors:                                         Notwithstanding any agreements to the contrary, all obligations of the Company under this Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business of the Company, or a merger, consolidation, or otherwise.

No Right to Dividends

or Dividend Equivalents                  No ordinary dividends or dividend equivalent rights will apply or be paid with respect to the Restricted Stock Units covered by this Restricted Stock Unit Grant Notice.

*          *          *

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT, THE PLAN AND THE RESTRICTIVE COVENANTS AGREEMENT, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT, THE PLAN AND THE RESTRICTIVE COVENANTS AGREEMENT.

THE UNDERSIGNED PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS RESTRICTED STOCK UNIT AWARD IS GRANTED IN SUBSTITUTION AND CANCELLATION OF MY PRIOR CORRESPONDING CLASS A UNIT AWARD OF UNVESTED LLC UNITS UNDER THE PLAN AND THAT MY SIGNATURE BELOW CONFIRMS MY ACCEPTANCE OF SUCH CANCELLATION AND SUBSTITUTION.

PARTICIPANT[1]

________________________________

MEDLEY MANAGEMENT INC.

________________________________

By:     Richard T. Allorto, Jr.

Title:  Chief Financial Officer

[1] To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.